SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 2003



                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)




                                    Delaware
                          (State or other jurisdiction
                        of incorporation or organization)

              1-12935                                      75-2815171
      (Commission File Number)                           (I.R.S. Employer
                                                        Identification No.)


       5100 Tennyson Parkway
             Suite 3000
            Plano, Texas                                     75024
(Address of principal executive offices)                   (Zip code)



Registrant's telephone number, including area code:      (972) 673-2000

Item 5.  Other Events and Regulation FD Disclosure.

       On September 15, 2003, David Bonderman, without any disagreement with the Company or its management, resigned as a director of Denbury Resources Inc. The press release announcing this event is attached as an exhibit to this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       Exhibits:

       Exhibit No.                    Exhibit

             99.1 Denbury Press Release dated September 22, 2003 - Denbury Announces David Bonderman Resigns From Denbury Board of Directors


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        Denbury Resources Inc.
                                        (Registrant)


Date: September 22, 2003                By: /s/ Phil Rykhoek
                                           -------------------------------------
                                                      Phil Rykhoek
                                              Senior Vice President & Chief
                                                   Financial Officer